SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: November 22, 2000 (Date of earliest event reported) NationsLink Funding Corporation Sponsor) (Issuer in Respect of Commercial Loan Pass-Through Certificates Series 1999-LTL-1) Exact name of registrant as specified in charter) Delaware 333-66805 56-1950039 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tryon Street,Charlotte, NC 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of NationsLink Funding Corporation Commercial Loan Pass-Through Certificates Series 1999-LTL-1, which was made on November 22, 2000. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on April 26, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF GS MORTGAGE SECURITIES CORPORATION II, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: April 26, 2001 ABN AMRO LaSalle Bank N.A. Administrator: David Hill (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Statement Date 04/23/01 Payment Date: 04/23/01 Prior Payment: 03/22/01 Record Date: 04/15/01 WAC: 7.5356% WAMM: 199 Number Of Pages 0 Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Total Pages Included In This Package 9 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.lnbabs.com LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: NB99LTL1_200104_3.EXE ABN AMRO LaSalle Bank N.A. Administrator: David Hill (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Remic II Statement Date 04/23/01 Payment Date: 04/23/01 Prior Payment: 03/22/01 Record Date: 04/15/01 WAC: 7.5356% WAMM: 199 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 75,245,000.00 52,310,829.79 989,392.81 63859CCD3 1000.00000000 695.20672191 13.14895089 A-2 193,863,000.00 193,863,000.00 0.00 63859CCE1 1000.00000000 1000.00000000 0.00000000 A-3 127,347,816.00 127,347,816.00 0.00 63859CCF8 1000.00000000 1000.00000000 0.00000000 X 492,442,448.00N 469,510,571.04 0.00 63859CCG6 1000.00000000 953.43237153 0.00000000 B 25,855,814.00 25,855,814.00 0.00 63859CCH4 1000.00000000 1000.00000000 0.00000000 C 20,930,897.00 20,930,897.00 0.00 63859CCJ0 1000.00000000 1000.00000000 0.00000000 D 30,780,731.00 30,780,731.00 0.00 63859CCK7 1000.00000000 1000.00000000 0.00000000 E 11,081,063.00 11,081,063.00 0.00 63859CCL5 1000.00000000 1000.00000000 0.00000000 F 3,693,687.00 3,693,687.00 0.00 63859CCM3 1000.00000000 1000.00000000 0.00000000 G 3,693,689.00 3,693,689.00 0.00 63859CCN1 1000.00000000 1000.00000000 0.00000000 R 0.00 0.00 0.00 9ABSC224 1000.00000000 0.00000000 0.00000000 492,491,697.00 469,557,526.79 989,392.81 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 51,321,436.98 63859CCD3 0.00000000 0.00000000 682.05777101 A-2 0.00 0.00193,863,000.00 63859CCE1 0.00000000 0.00000000 1000.00000000 A-3 0.00 0.00127,347,816.00 63859CCF8 0.00000000 0.00000000 1000.00000000 X 0.00 0.00468,521,277.17 63859CCG6 0.00000000 0.00000000 951.42341825 B 0.00 0.00 25,855,814.00 63859CCH4 0.00000000 0.00000000 1000.00000000 C 0.00 0.00 20,930,897.00 63859CCJ0 0.00000000 0.00000000 1000.00000000 D 0.00 0.00 30,780,731.00 63859CCK7 0.00000000 0.00000000 1000.00000000 E 0.00 0.00 11,081,063.00 63859CCL5 0.00000000 0.00000000 1000.00000000 F 0.00 0.00 3,693,687.00 63859CCM3 0.00000000 0.00000000 1000.00000000 G 0.00 0.00 3,693,689.00 63859CCN1 0.00000000 0.00000000 1000.00000000 R 0.00 0.00 0.00 9ABSC224 0.00000000 0.00000000 0.00000000 0.00 0.00468,568,133.98 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) A-1 276,070.40 0.00 6.3330% 63859CCD3 3.66895342 0.00000000FIXED A-2 1,109,381.02 0.00 6.8670% 63859CCE1 5.72250001 0.00000000FIXED A-3 753,899.07 0.00 7.1040% 63859CCF8 5.91999999 0.00000000FIXED X 226,131.13 0.00 0.5780% 63859CCG6 0.45920316 0.00000000 0.5270% B 155,242.62 0.00 7.2050% 63859CCH4 6.00416680 0.00000000FIXED C 129,056.42 0.00 7.3990% 63859CCJ0 6.16583322 0.00000000FIXED D 165,446.43 0.00 6.4500% 63859CCK7 5.37500003 0.00000000FIXED E 46,171.10 0.00 5.0000% 63859CCL5 4.16666704 0.00000000FIXED F 15,390.36 0.00 5.0000% 63859CCM3 4.16666599 0.00000000FIXED G 15,390.37 0.00 5.0000% 63859CCN1 4.16666644 0.00000000FIXED R 0.00 0.00 9ABSC224 0.00000000 0.00000000 2,892,178.92 0.00 Total P&I Paym 3,881,571.73 Original Opening Principal Principal Class Face Value (1)Balance Payment Adj. or Loss CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 7,524.50 5,231.11 98.94 0.00 None 1000.00000000 695.21031298 13.14904645 0.00000000 LA-2 19,386.30 19,386.30 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LA-3 12,734.78 12,734.78 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LWAC 492,442,448.00 469,510,571.18 989,293.87 0.00 None 1000.00000000 953.43237182 2.00895328 0.00000000 LB 2,585.58 2,585.58 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LC 2,093.09 2,093.09 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LD 3,078.07 3,078.07 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LE 1,108.11 1,108.11 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LF 369.37 369.37 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LG 369.37 369.37 0.00 0.00 None 1000.00000000 1000.00000000 0.00000000 0.00000000 LR 0.00 0.00 0.00 0.00 9ABSC225 1000.00000000 0.00000000 0.00000000 0.00000000 492,491,697.17 469,557,526.96 989,392.81 0.00 Negative Closing Interest Interest Class Amortization Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000 LA-1 0.00 5,132.17 27.61 0.00 None 0.00000000 682.06126653 3.66934680 0.00000000 LA-2 0.00 19,386.30 110.94 0.00 None 0.00000000 1000.00000000 5.72259792 0.00000000 LA-3 0.00 12,734.78 75.39 0.00 None 0.00000000 1000.00000000 5.92000804 0.00000000 LWAC 0.00 468,521,277.31 2,891,912.32 0.00 None 0.00000000 951.42341854 5.87258944 0.00000000 LB 0.00 2,585.58 15.52 0.00 None 0.00000000 1000.00000000 6.00252168 0.00000000 LC 0.00 2,093.09 12.91 0.00 None 0.00000000 1000.00000000 6.16791442 0.00000000 LD 0.00 3,078.07 16.54 0.00 None 0.00000000 1000.00000000 5.37349703 0.00000000 LE 0.00 1,108.11 4.62 0.00 None 0.00000000 1000.00000000 4.16926117 0.00000000 LF 0.00 369.37 1.54 0.00 None 0.00000000 1000.00000000 4.16926117 0.00000000 LG 0.00 369.37 1.53 0.00 None 0.00000000 1000.00000000 4.14218805 0.00000000 LR 0.00 0.00 22.62 0.00 9ABSC225 0.00000000 0.00000000 0.00004593 0.00000000 0.00 468,568,134.15 2,892,201.54 0.00 Total P&I Payme 3,881,594.35 Pass-Through Class Rate (2) CUSIP Next Rate (3) LA-1 6.3330% None FIXED LA-2 6.8670% None FIXED LA-3 7.1040% None FIXED LWAC 7.3913% None 7.3414% LB 7.2050% None FIXED LC 7.3990% None FIXED LD 6.4500% None FIXED LE 5.0000% None FIXED LF 5.0000% None FIXED LG 5.0000% None FIXED LR 9ABSC225 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated ABN AMRO LaSalle Bank N.A. Administrator: David Hill (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 NationsLink Funding Corporation, as Depositor Bank of America, N.A., as Mortgage Loan Seller Capital Lease Funding, L.P., as Mortgage Loan Seller Midland Loan Services, Inc., as Master Servicer and Special Servicer Commercial Loan Pass-Through Certificates, Series 1999-LTL-1 ABN AMRO Acct: 67-8098-906 Other Related Information Statement D 04/23/01 Payment Dat 04/23/01 Prior Payme 03/22/01 Record Date 04/15/01 P&I Advances made by:Beginning Current UnreimbursePeriod Servicer 54,883.96 51,102.39 Trustee 0.00 0.00 Total P&I Advances 54,883.96 51,102.39 P&I Advances made by: Ending Reimbursed Unreimbursed Servicer 54,883.96 51,102.39 Trustee 0.00 0.00 Total P&I Advances 54,883.96 51,102.39 Master Servicing Fee 50,571.82 Special Servicing Compensation 0.00 Additional Servicing Compensatio 0.00 Current Realized Losses 0.00 Cumulative Realized Losses 0.00 Current Additional Trust Fund Ex 0.00 Principal Distribution Amount 0.00 Monthly Payments 989,392.81 Curtailments 0.00 Other Principal Adjusments 0.00 Prepayments in Full 0.00 Liquidation Proceeds 0.00 REO Proceeds 0.00 Other Principal Proceeds 0.00 Total Principal Distribution Amo 989,392.81 Available Distribution Amount 3,881,594.35 Available Funds Allocable to Pri 989,392.81 Principal Distribution Amount 989,392.81 Available Funds Allocable to Int 2,892,201.54 Distributable Certificate Intere 2,892,178.92 Beginning Stated Principal Balan469,557,528.26 Ending Stated Principal Balance 468,568,135.45 Beginning Loan Count 128 Ending Loan Count 128 Certificate Interest Allocations Accrued Interest Class Interest Distributed A-1 276,070.40 276,070.40 A-2 1,109,381.1,109,381.02 A-3 753,899.07 753,899.07 X 226,131.13 226,131.13 B 155,242.62 155,242.62 C 129,056.42 129,056.42 D 165,446.43 165,446.43 E 46,171.10 46,171.10 F 15,390.36 15,390.36 Certificate Interest Allocations Beginning Ending Unpaid Unpaid Prepayment Class Interest Interest Premiums A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 X 0.00 0.00 0.00 B 0.00 0.00 0.00 C 0.00 0.00 0.00 D 0.00 0.00 0.00 E 0.00 0.00 0.00 F 0.00 0.00 0.00 G 0.00 0.00 0.00 R 0.00 0.00 0.00 Totals 0.00 0.00 0.00 DistributioDelinq 1 Month Delinq 2 Months Date # Balance # Balance 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/23/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/24/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/24/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/24/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributioDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% 0 0 0 0 01/00/00 0.00% 0.00% 0.00% 0.00% DistributioREO Modifications Date # Balance # Balance 04/23/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/23/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/24/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/24/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/22/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/24/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributioPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 04/23/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 03/22/01 0 0 7.38% 7.24% 0.00% 0.00% 0.00% 0.00% 02/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 01/22/01 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 12/22/00 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 11/22/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 10/23/00 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 09/22/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 08/22/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 07/24/00 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 06/22/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 05/22/00 0 0 7.48% 7.34% 0.00% 0.00% 0.00% 0.00% 04/24/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 03/22/00 0 0 7.43% 7.29% 0.00% 0.00% 0.00% 0.00% 02/22/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% 01/24/00 0 0 7.54% 7.39% 0.00% 0.00% 0.00% 0.00% Paid Outstanding Out. Property Disclosure Thru Current P&IP&I Protection Control # Date Advance Advances** Advances 2142 36965 12,159.61 12,159.61 0.00 1580 36965 12,112.95 12,112.95 0.00 2267 36965 9,196.48 9,196.48 0.00 1920NB 36965 17,633.34 17,633.34 0.00 Total 51,102.38 51,102.38 0.00 Special Disclosure Advance Servicer Foreclosure Bankruptcy REO Control # DescriptioTransfer DaDate Date Date 2142 B 1580 B 2267 B 1920NB B A. P&I Advance - Loan in Grace Period B. P&I Advance - Late Payment but < one month delinq 1. P&I Advance - Loan delinquent 1 month 2. P&I Advance - Loan delinquent 2 months 3. P&I Advance - Loan delinquent 3 months or More 4. Matured Balloon/Assumed Scheduled Payment ** Outstanding P&I Advances include the current period P&I Advance Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance $0to $500,000 0 0 0.00% $500,000to $1,000,000 8 6,990,746 1.49% $1,000,000to $1,250,000 16 18,843,539 4.02% $1,250,000to $1,500,000 15 20,433,885 4.36% $1,500,000to $1,750,000 14 23,362,529 4.99% $1,750,000to $2,000,000 11 21,147,083 4.51% $2,000,000to $2,250,000 8 16,910,936 3.61% $2,250,000to $2,500,000 6 14,470,738 3.09% $2,500,000to $3,000,000 8 21,491,951 4.59% $3,000,000to $3,500,000 8 25,626,371 5.47% $3,500,000to $4,000,000 1 3,727,037 0.80% $4,000,000to $5,000,000 7 32,049,158 6.84% $5,000,000to $5,500,000 8 41,734,624 8.91% $5,500,000to $6,000,000 1 5,590,027 1.19% $6,000,000to $7,000,000 2 12,314,598 2.63% $7,000,000to $9,000,000 4 32,259,395 6.88% $9,000,000to $10,000,000 1 9,123,617 1.95% $10,000,000to $15,000,000 6 68,931,599 14.71% $15,000,000to $20,000,000 3 52,466,579 11.20% $20,000,000& Above 1 41,093,723 8.77% Total 128 468,568,135 100.00% Average Scheduled Balance is 3,660,689 Maximum Scheduled Balance is 41,093,723 Minimum Scheduled Balance is 707,907 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Retail 103 342,616,020 73.12% Office 12 92,559,084 19.75% Industrial 2 14,434,881 3.08% Other 7 10,291,874 2.20% Mobile Home 4 8,666,276 1.85% Total 128 468,568,135 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 6.500%or less 0 0 0.00% 6.500%to 6.750% 1 4,157,987 0.89% 6.750%to 7.000% 16 54,715,451 11.68% 7.000%to 7.250% 25 100,996,693 21.55% 7.250%to 7.500% 38 118,575,217 25.31% 7.500%to 7.750% 18 40,459,966 8.63% 7.750%to 8.000% 20 99,168,143 21.16% 8.000%to 8.250% 9 45,242,631 9.66% 8.250%to 8.500% 1 5,252,048 1.12% 8.500%to 8.750% 0 0 0.00% 8.750%to 9.000% 0 0 0.00% 9.000%to 9.250% 0 0 0.00% 9.250%to 9.500% 0 0 0.00% 9.500%to 9.750% 0 0 0.00% 0.0975& Above 0 0 0.00% Total 128 468,568,135 100.00% W/Avg Mortgage Interest Rate is 7.48% Minimum Mortgage Interest Rate is 6.73% Maximum Mortgage Interest Rate is 8.32% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance Massachusetts 11 53,942,704 11.51% Texas 9 53,874,667 11.50% New York 19 51,778,528 11.05% South Carolina 3 47,919,214 10.23% Florida 8 42,509,086 9.07% Georgia 5 39,427,097 8.41% Pennsylvania 10 23,338,387 4.98% California 4 17,487,553 3.73% Maryland 3 16,957,620 3.62% North Carolina 9 16,850,349 3.60% Virginia 9 16,688,541 3.56% Michigan 7 13,574,661 2.90% Tennessee 5 10,616,647 2.27% New Jersey 4 9,995,223 2.13% Ohio 2 8,469,945 1.81% Connecticut 3 5,941,890 1.27% Illinois 2 5,312,219 1.13% Nebraska 1 5,235,758 1.12% New Mexico 1 5,229,886 1.12% Arkansas 1 3,727,037 0.80% New Hampshire 2 3,660,635 0.78% Nevada 2 3,659,050 0.78% Maine 2 3,561,105 0.76% Kansas 1 3,149,394 0.67% District of Columbia 2 2,314,599 0.49% Alabama 1 1,275,109 0.27% Missouri 1 1,215,208 0.26% Washington 1 856,026 0.18% Total 128 468,568,135 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 54 176,406,242 37.65% 3+ to 4 years 64 246,619,866 52.63% 4+ to 5 years 10 45,542,028 9.72% 5+ to 6 years 0 0 0.00% 6+ to 7 years 0 0 0.00% 7+ to 8 years 0 0 0.00% 8+ to 9 years 0 0 0.00% 9+ to 10 years 0 0 0.00% 10 years or more 0 0 0.00% Total 128 468,568,135 100.00% Weighted Average Seasoning is 3.298372167 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 118 426,856,883 91.10% Amortizing Balloon 10 41,711,252 8.90% Total 128 468,568,135 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 2 12,120,649 2.59% 121 to 180 months 18 62,419,119 13.32% 181 to 240 months 78 236,842,389 50.55% 241 to 360 months 20 115,474,726 24.64% Total 118 426,856,883 91.10% Weighted Average Months to Maturity is 204.93 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0 0.00% 13 to 24 months 0 0 0.00% 25 to 36 months 0 0 0.00% 37 to 48 months 0 0 0.00% 49 to 60 months 0 0 0.00% 61 to 120 months 0 0 0.00% 121 to 180 months 10 41,711,252 8.90% 181 to 240 months 0 0 0.00% Total 10 41,711,252 8.90% Weighted Average Months to Maturity is 142.96 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 0.5or less 0 0 0.00% 0.5001to 0.625 0 0 0.00% 0.6251to 0.75 1 3,466,592 0.74% 0.7501to 0.875 3 3,459,982 0.74% 0.8751to 1 27 109,982,866 23.47% 1.0001to 1.125 19 58,421,943 12.47% 1.1251to 1.25 6 28,033,546 5.98% 1.2501to 1.375 1 6,021,107 1.29% 1.3751to 1.5 5 16,023,942 3.42% 1.5001to 1.625 4 8,457,584 1.80% 1.6251to 1.75 2 6,213,790 1.33% 1.7501to 1.875 2 55,188,311 11.78% 1.8751to 2 0 0 0.00% 2.0001to 2.125 0 0 0.00% 2.1251& above 6 13,395,406 2.86% Unknown 52 159,903,067 34.13% Total 128 468,568,135 100.00% Weighted Average Debt Service Coverage Ratio is 1.290988 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 0 0 0.00% 1 to 2 years 77 316,325,219 67.51% 2 Years or More 0 0 0.00% Unknown 51 152,242,917 32.49% Total 128 468,568,135 100.00% (1) Debt Service Coverage Ratios are calculated as described in the prosp values are updated periodically as new NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrowe for this calculation. Specially Serviced Loan Detail Ending Disclosure Scheduled Interest Maturity Control # Balance Rate Date 0 Specially Disclosure Property Serviced Control # Type Status CodeComments 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificatiModification Control # Date Description 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 0 01/00/00 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 0 0 01/00/00 0.00 0.00 Current Total 0.00 Cumulative 0.00 Gross ProceedAggregate Dist. DisclosureGross as a % of Liquidation Date Control # Proceeds Sched PrincipExpenses * 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 0 0 0.00 0.00 Current Total 0.00 0.00 Cumulative 0.00 0.00 Net Net Proceeds Dist. DisclosureLiquidationas a % of Realized Date Control # Proceeds Sched. BalancLoss 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Current Total 0.00 0.00 Cumulative 0.00 0.00 * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..